UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported) August 2, 2005
Biomass Processing Technology, Inc.
(Exact name of registrant as specified in its charter)

Delaware	0-50520	65-0638890

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3222 Commerce Place, Suite A, West Palm Beach, Florida	33407

Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code (561) 684 – 6611

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.
On August 2, 2005, the Board of Directors of the Registrant appointed Phil Good as a director of the Registrant for a term expiring at the 2006 annual meeting of stockholders of the Registrant.
Since 1999 Mr. Good has been the chief executive officer of Good’s of Kewanee, a 110 year-old family-owned retail business in Illinois.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIOMASS PROCESSING TECHNOLOGY, INC. (Registrant)
Date: August 10, 2005	/s/ Larry W. Denney
(Signature)
Larry W. Denney, Chairman of the Board, President and Chief Executive Officer

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